Supplement Dated May 28, 1997

                              TO THE PROSPECTUS OF

                              STANDISH EQUITY FUND
                       STANDISH INTERNATIONAL EQUITY FUND
                    STANDISH SMALL CAPITALIZATION EQUITY FUND
                  STANDISH SMALL CAPITALIZATION EQUITY FUND II

                                Dated May 1, 1997

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         Each of the above-referenced  Funds may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation under the Internal Revenue Code.